Exhibit 10.1

EXECUTION COPY

PURCHASE AGREEMENT

OF

AMERICAN LOCKER GROUP INCORPORATED

This PURCHASE AGREEMENT (this “Agreement”), dated September 13, 2013, is made and entered into by and among American Locker Group Incorporated, a Delaware corporation, and the persons identified on Schedule 2.1 hereto.

In consideration of the mutual promises and conditions contained herein, the parties hereto hereby agree and covenant as follows:

ARTICLE I.

DEFINITIONS

1.1           The terms defined in this Section 1.1 shall have for all purposes of this Agreement the respective meanings specified in this Section 1.1.

“Agreement” shall mean this Purchase Agreement as originally executed or as it may be amended from time to time.

“Certificate of Designation” means that certain Certificate of Designation of Preferences, Rights and Limitations Of Series C Preferred Stock in the form of Exhibit A hereto.

“Closing” shall mean the consummation of the purchase and sale of the Issued Preferred Stock.

“Closing Date” shall mean September 13, 2013.

“Common Stock” shall mean the common stock, $1.00 par value per share, of the Company.

“Company” shall mean American Locker Group Incorporated, a Delaware corporation, and shall also include its successors and assigns.

“Issued Preferred Stock” shall mean the 60,000 shares of the Preferred Stock which shall be issued by the Company to Purchasers at the Closing and which shall have the terms set forth in the Certificate of Designation.

“Majority of the Holders” shall mean a vote of the holders of greater than 60% of the outstanding shares of Preferred Stock; provided, however, that, if some or all of the Preferred Shares have been converted into Shares, Majority of the Holders shall mean a vote of the holders of greater than 60% of the Shares, giving pro forma effect to the conversion of all outstanding shares of Preferred Stock, whether or not actually issued and outstanding.

“Person” shall have the meaning attributed to it in the 1933 Act of 1933.

“Preferred Stock” shall mean the Series C Preferred Stock, $1.00 par value per share, of the Company, with the terms as set forth in the Certificate of Designation.

“Purchasers” shall mean the persons named on Schedule 2.1 hereto, and “Purchaser” means any one of the Purchasers.

“SEC” shall mean the Securities and Exchange Commission of the United States or any governmental department, bureau, commission or agency succeeding to the functions of the SEC.

“Shares” shall mean those shares of Common Stock which shall be issuable by the Company to Purchasers upon conversion of the Preferred Stock, subject to adjustment upon certain events.

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

ARTICLE II.

AGREEMENT OF PURCHASE AND SALE

2.1          Purchase and Sale of Preferred Stock. At the Closing, the Company shall issue and sell to each Purchaser and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, each Purchaser, severally and not jointly, agrees to purchase from the Company, the shares of Preferred Stock at the respective purchase price set forth opposite the name of each Purchaser on Schedule 2.1 hereto.

2.2          Closing. The Closing shall be held on the Closing Date at 10:00 a.m. at the offices of Hallett & Perrin, P.C., 1445 Ross Avenue, Suite 2400, Dallas, Texas 75202, or at such other place as may be mutually agreed to by the Company and Purchasers. At the Closing, each party also shall execute and deliver such other appropriate and customary documents as the other parties reasonably may request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at Closing shall be deemed to have been taken simultaneously.

2.3          Delivery of and Payment. At the Closing, the Company will issue, execute and deliver to Purchasers share certificates evidencing the Issued Preferred Stock against payment of the aggregate purchase price specified in Section 2.1 in immediately available funds payable to the Company.

2.4          Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement and to vest more fully in Purchasers’ ownership of the Issued Preferred Stock.

2.5          Separate Sales. The sales hereunder to Purchasers are to be separate sales, and no Purchaser is to be responsible for the acts or defaults of any of the other Purchasers. Each Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Issued Preferred Stock.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchasers as of the Closing Date as follows:

3.1          Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (corporate and other) to enter into and perform this Agreement, to issue the Issued Preferred Stock and to carry out the terms hereof.

3.2          Authorization. This Agreement has been duly authorized, has been duly and validly executed and delivered at the Closing and is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The issuance of the Issued Preferred Stock and the issuance of the Shares has been duly and validly authorized and, the Shares, when issued and delivered upon conversion of the Issued Preferred Stock, will be validly issued, fully paid and nonassessable and free of the preemptive rights (statutory or contractual) of stockholders other than the Purchasers.

3.3          Power and Authority. The Company has the power and authority (corporate and other), and possess all licenses and permits, required by governmental authorities, to own, lease and operate its properties and assets and to carry on its business as currently being conducted.

3.4          Compliance with Other Instruments. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, will violate, breach, be in conflict with, or constitute a default under, or permit the termination or the acceleration of maturity of, or result in the imposition of any lien, claim, or encumbrance upon any property or asset of the Company, or any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness, lease agreement, loan agreement, other agreement or instrument or any judgment, order, injunction, or decree by which the Company, is bound, to which any of them is a party, or to which any of their assets is subject.

3.5          Necessary Approvals and Consents. No authorization, consent, permit or license or approval of, or declaration, registration, or filing with, any person or governmental or regulatory authority or agency is necessary for the execution and delivery by the Company of this Agreement and the other agreements executed or required to be executed by it in connection with this Agreement, the consummation by the Company of the transactions contemplated by this Agreement, or the valid execution, issuance and sale of the Issued Preferred Stock or the valid issuance and delivery of the Shares.

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ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants to the Company as of the Closing Date as follows:

4.1          Acquired for Investment. The Purchaser is acquiring the Issued Preferred Stock for its own account and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, of the Issued Preferred Stock; provided that the Purchaser may transfer all or any portion of the Issued Preferred Stock to another person or entity that is an “accredited investor” within the mean of the 1933 Act, and the rules promulgated thereunder.

4.2          Restrictive Legend. The Purchaser has been informed and understands that the Preferred Stock issued pursuant to this Agreement and the Shares issued upon conversion of the Issued Preferred Stock, if such issuances are not registered under the 1933 Act, shall bear a restrictive legend substantially as follows:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 or under any applicable state securities laws. The shares may not be offered for sale, sold, assigned, transferred or pledged without registration under the Securities Act of 1933 and any applicable state securities laws or without an opinion of counsel satisfactory to the Company that registration is not required.

4.3          Organization and Standing. Such Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority (corporate and other) to enter into and perform this Agreement and to carry out the terms hereof.

4.4          Authorization. This Agreement has been duly and validly authorized, executed and delivered by such Purchaser and is the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

4.5          Investment Representations.

(a)     The Purchaser, if not a natural person, was not formed for the purpose of purchasing the Issued Preferred Stock.

(b)     The Purchaser is an “accredited investor” as defined in Rule 501(a) promulgated under the Act.

(c)     The Purchaser acknowledges that the sale of the Issued Preferred Stock by the Company has not been registered under the 1933 Act or qualified under applicable state securities laws and understands the restrictions on resale of such securities imposed by the 1933 Act. The Purchaser also acknowledges that the Company has no obligation to register the Issued Preferred Stock or the Shares, except as otherwise contemplated herein. The Purchaser also understands that there is no public market for the Issued Preferred Stock or Shares and that there may never be a public market therefor, and that even if such a market develops, the Purchaser may never be able to sell or dispose of such securities and may thus have to bear the risk of investment in such securities for a substantial period of time or forever.

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ARTICLE V.

COVENANTS

5.1          Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC, which may permit the sale of the Shares to the public without registration, the Company agrees to:

(a)          Make and keep public information available as those terms are understood and defined in Rule 144 promulgated by the SEC under the 1933 Act, at all times after ninety (90) days after the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

(b)          File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act at any time after it has become subject to the reporting requirements thereunder;

(c)     So long as a Person owns any Shares, furnish to such Persons promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement under the 1933 Act filed by the Company for an offering of its securities to the general public), and of the 1933 Act and the 1934 Act (at any time after it has become subject to the reporting requirements thereunder), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as any holder of Shares may reasonably request in availing itself of any rule or regulation of the SEC allowing a Person to sell any such securities without registration.

ARTICLE VI.

WAIVER; AMENDMENTS

Upon the written consent of a Majority of the Holders, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived or any of such provisions, covenants or conditions may be modified. No course of dealing between any Purchasers and any other party hereto, or any failure or delay on the part of a Purchaser in exercising any rights or remedies under this Agreement, shall operate as a waiver of any rights or remedies of any Purchasers. No single or partial exercise of any rights or remedies under this Agreement shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder.

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ARTICLE VII.

MISCELLANEOUS PROVISIONS

7.1           Survival of Covenants; Successors and Assigns.

(a)     All representations and warranties of the Company contained herein, in the Schedules hereto, or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement, shall survive the Closing and shall continue in full force and effect for one (1) year after the Closing Date.

(b)     The parties hereto understand and agree that this Agreement contains obligations, agreements and covenants that are intended to and shall continue after the Closing and except as otherwise provided herein, all covenants, agreements and obligations made herein, and in instrument, documents or certificates delivered in connection herewith or on behalf of the Company, shall survive the execution and delivery of this Agreement and the purchase of the Issued Preferred Stock and shall bind and inure to the benefit of the Company and its successors and assigns and the holders of the Preferred Stock and the Shares from time to time.

7.2          Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by telecopy. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service or telecopy, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as follows:

If to the Company:

(a)     For delivery:                        American Locker Group Incorporated

2701 Regent Blvd

Suite 200

DFW Airport, Texas 75261

Attn: President

Telephone No.: (817) 329-1600

(b)     For mail:                               American Locker Group Incorporated

                                                        PO Box 169

                                                        Coppell, Texas 75019-0169

Attn: President

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If to a Purchaser:                                         To the address set forth on Schedule 2.1 hereto

Any party may change its address for notice by written notice to the other parties hereto.

7.3          Descriptive Headings. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

7.4          Further Documents. The Company agrees to execute and deliver to the Purchasers, promptly upon a request, all such further instruments as it may reasonably deem necessary or appropriate in order to effectuate the purpose of this Agreement.

7.5          Governing Law. This Agreement, the Issued Preferred Stock and the other documents and instruments executed hereunder are performable in Dallas County, Texas, and shall be interpreted and construed in accordance with, under and governed by, the laws of the State of Delaware.

7.6          Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or portable document format (pdf), each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument but only one of which need be produced.

7.7          Binding Effect. This Agreement, including, but not limited to, the rights and conditions contained herein in connection with disposition of the Shares, shall be binding upon the parties hereto, together with their respective executors, administrators, successors, personal representatives, heirs and assigns.

7.8          Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

7.9          Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

7.10          Changes, Modifications or Waivers. No change or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change or modification or waiver shall be in writing and signed by the parties hereto.

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IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed as of the date first above written.

COMPANY:

AMERICAN LOCKER GROUP INCORPORATED

a Delaware corporation

By:     /s/ Anthony B. Johnston

Name:     Anthony B. Johnston

Title:     President

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PURCHASERS:

/s/ Paul Luber

Paul Luber

Address:      2101 East Glendale Ave

                      Whitefish Bay, Wisconsin 53211

/s/ Mitch Almy

Mitch Almy

Address:      3930 NE 26th Ave

                      Portland, Oregon 97212

/s/ Don Dunn

Don Dunn

Address:      1201 Lincoln Mall, Suite 102

                       Lincoln, Nebraska 68508

/s/ Lawrence Goldstein

Lawrence Goldstein

Address:      1865 Palmer Avenue

                       Larchmont, NY 10538

Signature Page – Purchase Agreement

EXHIBIT A

Certificate of Designation of Preferences, Rights and Limitations Of Series C Preferred Stock

Schedule 2.1

Purchase Obligation of Investors

Name and Address	Shares of Preferred Stock	Purchase Price

Paul Luber	20,000	$100,000
2101 East Glendale Ave
Whitefish Bay, Wisconsin 53211

Mitch Almy	20,000	$100,000
3930 NE 26th Ave
Portland, Oregon 97212

Don Dunn	10,000	$50,000
1201 Lincoln Mall, Suite 102
Lincoln, Nebraska 68508

Lawrence Goldstein	10,000	$50,000
1865 Palmer Avenue
Larchmont, NY 10538